UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2022

SELECTIS HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction	Commission File	(I.R.S. Employer
of incorporation)	Number	Identification number)

8480 E. Orchard Road, Ste. 4900, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 680-0808

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01. CHANGES IN REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(a) Change of Independent Registered Public Accounting Firm

Effective October 4, 2022, the Company’s Board of Directors, at the recommendation of the Audit Committee that has been separately appointed, approved a change of the Company’s independent registered public accountants. The Company’s former independent auditors, Haynie & Company, audited the Company’s financial statements for the year ended December 31, 2021.

In the period from Haynie & Company’s appointment in 2022 until the date of this Report, there were no disagreements with Haynie & Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Haynie & Company, would have caused Haynie & Company to make reference to the matter in its report on the Company’s financial statements; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K except for the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Haynie & Company issued an audit report on our consolidated financial statements as of and for the year ended December 31, 2021, which did not contain any adverse opinion or disclaimer of opinion nor was qualified or modified as to any uncertainty, audit scope or accounting principle.

The Company has provided Haynie & Company with a copy of the above disclosures. Attached as Exhibit 16.1 is a copy of Haynie & Company, LLP’s letter, dated October 4, 2022, stating its agreement with such statements.

(b) Newly Engaged Independent Registered Public Accounting Firm

Effective October 4, 2022, the Company’s Board of Directors, at the recommendation of the Audit Committee that has been separately appointed, approved the appointment of Marcum LLP to serve as the Company’s independent registered public accounting firm. Prior to its engagement as the Company’s independent registered public accounting firm the Company had not consulted Marcum LLP with respect to the application of accounting principles to specific transactions or the type of audit opinion that might be rendered on the Company’s financial statements. Marcum LLP will also be performing the Company’s tax preparation for calendar year 2022.

The Company engaged Marcum LLP because of their market dominance in the senior healthcare industry, its expertise in the industry and its resources available to ensure timely filings and annual audits. Marcum LLP is ranked number ten after its merger with Friedman LLP on Accounting Today’s list of the top 100 firms with over $1 billion in annual revenue and more than 3,400 associates. The engagement of Marcum LLP was effective on October 4, 2022.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses

acquired. Not applicable

(b) Pro forma financial information.

Not applicable

(c) Shell company transactions.

Not applicable

(d) Exhibits

Item	Title

16.1	Pursuant to Item 304(a)(1) of Regulation S-K, the Registrant herewith files the letter of Haynie & Company, former accountants to the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Selectis Health, Inc.
(Registrant)

Dated: October 5, 2022	/s/ Lance Baller
Lance Baller, CEO